UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2023

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01 Entry into a Material Definitive Agreement

Rent Confirmations

On May 4, 2023, the board of directors of Procaccianti Hotel REIT, Inc. (the “Company”) (i) authorized the entry into a Confirmation of Renewal Period Rent, dated May 4, 2023 (the “Staybridge Lease Rent Confirmation”), by and between PHR STPFL, LLC (“PHR STPFL”), a Delaware limited company and wholly-owned subsidiary of Procaccianti Convertible Fund, LLC, a Delaware limited liability company that is an affiliate of both the Company’s sponsor and advisor (the “Fund”), and PHR STPFL OPCO SUB, LLC, a Delaware limited company and wholly-owned subsidiary of the Fund (“PHR STPFL OPCO SUB”), which, among other things, establishes the rents for the first renewal period of that certain Hotel Lease, dated March 29, 2018, by and between PHR STPFL and PHR STPFL OPCO SUB; and (ii) authorized the entry into a Confirmation of Renewal Period Rent, dated May 4, 2023 (the “SpringHill Rent Confirmation” and together with the Staybridge Lease Rent Confirmation, the “Rent Confirmations”) , by and between PHR WNC, LLC, a Delaware limited company and wholly-owned subsidiary of the Fund (“PHR WNC”), and PHR WNC OPCO SUB, LLC a Delaware limited company and wholly-owned subsidiary of the Fund (“PHR WNC OPCO SUB”), which, among other things, establishes the rents for the first renewal period of that certain Hotel Lease, dated March 29, 2018, by and between PHR WNC and PHR WNC OPCO SUB.

A copy of each of the Rent Confirmations is attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The disclosure as set forth in this Item 1.01 is intended to be a summary only and is qualified in its entirely by reference to the full text of the Rent Confirmations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Confirmation of Renewal Period Rent, by and between PHR STPFL, LLC and PHR STPFL OPCO SUB, LLC, dated May 4, 2023.
10.2	Confirmation of Renewal Period Rent, by and between PHR WNC, LLC and PHR WNC OPCO SUB, LLC, dated May 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: May 5, 2023	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer